UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2022

Venus Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-440024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 Madison Avenue, 6th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 267-4568

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	VENA	The Nasdaq Stock Market LLC
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	VENAU	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	VENAR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	VENAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Backstop Agreement

On November 23, 2022 Venus Acquisition Corporation (the “Issuer”) and the Sponsor of the Issuer, Yolanda Management Corporation (the “Sponsor”) entered into a backstop agreement (the “Agreement”) with Joyous JD Limited (the “Buyer”) in connection with that certain business combination agreement (the “Acquisition Agreement”), dated as of June 10, 2021 as amended, pursuant to which Issuer will consummate an acquisition of VIYI Algorithm Inc., a Cayman Islands company (the “Target”) in a merger (the “Merger”) in accordance with the terms and conditions thereof. Capitalized terms used, but not otherwise defined, herein shall have the meaning ascribed to such terms in the Agreement, a copy of which is filed herewith as Exhibit 10.1.

The Buyer has agreed to backstop SPAC Share Redemptions (as defined in the Acquisition Agreement), to purchase Issuer Shares from third parties through a broker in the open market (other than through the Issuer), or through privately negotiated transactions, including from SPAC Shareholders that had elected to redeem the Issuer Shares. The Buyer shall acquire the Issuer Shares of an aggregate value up to US$25,000,000 at the redemption price per Share. In order to effectuate the foregoing, to the extent legally permitted to do so, the Buyer shall purchase redeemed shares on the date of this Agreement until the date of the closing of the Merger. The Buyer hereby agrees and undertake that they will not exercise any right of redemption with respect to any shares of the SPAC they may acquire.

The foregoing description is only a summary of the Backstop Agreement and is qualified in its entirety by reference to the full text of the Backstop Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Important Information and Where to Find It

In connection with the Business Combination, Venus has filed with the SEC a Definitive Proxy Statement on Form 14-A (as amended, the “Proxy Statement”) and SEC has completed the review of the Proxy Statement on October 4, 2022. This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our or our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report on Form 8-K are based on our current expectations and beliefs made by the management of Venus and VIYI in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Venus and VIYI as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Venus or VIYI will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the Venus stockholders will approve the transaction, regulatory approvals, product and service acceptance, and that, VIYI will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Venus’s filings with the SEC, and in Venus’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to Venus and VIYI as of the date hereof, and Venus and VIYI assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Backstop Agreement, dated November 23, 2022, among Venus Acquisition Corporation, Yolanda Management Corporation and Joyous JD Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 23, 2022	VENUS ACQUISITION CORPORATION

	By:	/s/ Yanming Liu
	Name:	Yanming Liu
	Title:	Chief Executive Officer

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